UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): MAY 6, 2004


                         COMMISSION FILE NO.:  000-50229


                               FALCON NATURAL GAS CORP.
                               ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  NEVADA                                 98-0403897
---------------------------------------------  --------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


WESTCHASE CENTER, 2500 CITY WEST BLVD., SUITE 300, HOUSTON, TEXAS    77042
-----------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                 (713) 267-2240
                            ------------------------
                            (ISSUER TELEPHONE NUMBER)



                             COUNTRYSIDE REVIEW INC.
                              7225 BLENHEIM STREET
                         VANCOUVER, B.C., CANADA V6N 1S2
                         -------------------------------
                            (FORMER NAME AND ADDRESS)

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

     As previously reported on Form 8-K filed with the Commission on March 25, 2004, on March 22, 2004, Massimiliano Pozzoni acquired an aggregate of 20,000,000 shares of Common Stock of the Registrant in exchange for $500,000 pursuant to three Stock Purchase Agreements with the following people: Doug Berry, Bernadette Berry and Lisa Zumpano. On the next day, Mr. Pozzoni returned 5,000,000 shares of the Common Stock to the Registrant, which shares were subsequently cancelled, returned to treasury and then retired and restored to the status of authorized and unissued. As a result of these transactions, control of the Registrant shifted to Mr. Pozzoni who owned 33.3% immediately thereafter. Mr. Pozzoni is also the sole Director and the President, Secretary and Treasurer of the Registrant. After the acquisition of Falcon Natural Gas Corporation, a Nevada corporation ("Falcon"), discussed below, and the issuance of 20,900,000 additional shares of the Registrant's common stock to the shareholders of Falcon, Mr. Pozzoni will own approximately 22.8% and will exercise significant influence over the Registrant. The Registrant's next largest shareholder owns approximately 4.7%. The term "Company" shall include a reference to Falcon Natural Gas Corp. and Falcon Natural Gas Corporation unless otherwise stated.

     On April 12, 2004, the Registrant completed a 5:1 forward stock split of its then issued and outstanding common stock. The effect of the stock split has been retroactively reflected in this Report on Form 8-K unless otherwise stated.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

     On May 6, 2004, the Registrant acquired 100% of the issued and outstanding shares of Falcon in exchange for 20,900,000 shares of the Registrant's common stock. All of the shareholders of Falcon approved the transaction. As a result of the transaction, there will be 65,900,000 shares of the Registrant's common stock outstanding.

DESCRIPTION OF THE BUSINESS

     Falcon is engaged in natural gas exploration activities in the Wilcox, Lower Lopeno sands in Starr County, Texas. The location is in close proximity to the Bob West gas field located in the Southeastern part of the State of Texas. Argyle Energy, Inc. assigned Falcon a 100% Working Interest and 70% Net Revenue Interest in and to oil, gas and mineral leases on approximately 800 acres of land located in Starr County, Texas in exchange for $63,000 and 900,000 shares of Falcon's common stock, which shares were later exchanged for the Registrant's Common Stock. The Company is in the process of acquiring mineral rights leases to an additional 1,900 acres of land in Texas.

     During 2004, Falcon intends to use most of its resources to acquire the additional oil and gas leases in the Sate of Texas and to drill its first exploratory well. Falcon has entered into a contract with an unrelated entity that will perform a feasibility study on the leased property. After the feasibility study is complete, Falcon intends to drill one 15,000 foot well to begin its exploration activities. Falcon intends to drill four to five additional wells if it establishes that gas reserves exist on leased property.

DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

     Falcon does not currently offer any products or services for sale. If Falcon determines that there are commercial quantities of natural gas on the leased property, Falcon plans to produce and market the natural gas.

COMPETITIVE BUSINESS CONDITIONS

     The oil and gas industry is very competitive. It is affected by continuous shifts in supply and demand. Natural gas prices are at a 10-year high. The price of natural gas is not expected to drop in the near future. Natural gas is becoming the preferred source of energy over fossil fuels because it is an environmentally friendlier source of energy. The demand for natural gas is increasing and whether or not their will be an adequate supply is very uncertain.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

     The  Company  does  not  currently  have  any  customers.

PATENTS, TRADEMARKS & LICENSES

     The Company does not own any patents, trademarks, copyrights or other forms of intellectual property.

NEED FOR GOVERNMENTAL APPROVAL AND THE EFFECTS OF REGULATIONS

     Falcon will be subject to various laws and regulations of the United States, the State of Texas and the municipalities in which it operates that govern the exploration, development and production of natural gas, the nature, extent and effects of which Falcon is in the process of determining.

RESEARCH & DEVELOPMENT OVER THE PAST TWO YEARS

     Falcon has not performed any research and development since inception on March 1, 2004.

EMPLOYEES

     Falcon will have two (2) full-time employees. The Company will use several subcontractors on an as-needed basis to conduct its exploration activities. The Company believes itself to have good relations with its employees and subcontractors.

DESCRIPTION OF PROPERTY

     Falcon is in its exploratory stage. Falcon owns a 100% Working Interest and a 70% Net Revenue Interest in and to oil, gas and mineral leases on approximately 800 acres of land located in Starr County, Texas. There are currently no productive wells or proven reserves on the acreage. All of the land is undeveloped. Falcon has not commenced any drilling, and there are no other present activities on the land.

     The Company leases approximately 180 square feet of office space in Houston, Texas. The monthly rental commitment for the lease is $1,300.

LEGAL  PROCEEDINGS

     The Company is not a party to, and its property is not the subject of, any pending legal proceeding.

RELATED  PARTY  TRANSACTIONS

     There are no transactions between the Company and its officers, directors or shareholders that own more than a 5% beneficial interest in the Company.

RISK  FACTORS

     NEED FOR ADDITIONAL FINANCING. Falcon has received $660,000 in initial financing to conduct its exploration activities and will need $1,000,000 of additional financing to complete the acquisition of 1900 additional acres. In addition, Falcon will need to raise approximately $5,000,000 to drill its first well. If Falcon discovers commercial quantities of natural gas on the leased property, Falcon will need approximately $5,000,000 for each subsequent well that it desires to drill. Alternatively, the Company may seek a partner to fund further exploration or to purchase potential reserves. The Company does not have any commitments or identified sources of additional capital from third parties or from its officers, directors or majority shareholders. There is no assurance that additional financing will be available on favorable terms, if at all. If, at the completion of the exploration program, we have not discovered commercial quantities of natural gas on the leased property, it would have a materially adverse effect upon our ability to conduct future exploration on the leased property or any other property and our business would fail.

     RELIANCE ON KEY MANAGEMENT. The success of the Company depends upon the personal efforts and abilities of Massimiliano Pozzoni, the sole Director, President, Secretary, and Treasurer of the Company. The Company's ability to operate and implement its exploration activities is heavily dependent on the continued service of Mr. Pozzoni and the Company's ability to attract other qualified personnel, particularly a full-time Chief Executive Officer who is experienced in oil and gas exploration, and contractors on an as-needed basis. The Company faces competition for such personnel and contractors. The Company cannot be certain that it will be able to attract and retain such personnel or contractors. The loss of Mr. Pozzoni or the Company's inability to hire and retain such Chief Executive Officer, additional qualified personnel or contractors on an as-needed basis could have a material adverse effect on the Company's business and operations.

     BECAUSE MR. POZZONI HAS OTHER BUSINESS INTERESTS, HE MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS. Massimiliano Pozzoni is the Chief Executive Officer and a Director of Otish Mountain Diamond Company, a publicly traded company in the U.S. While Mr. Pozzoni presently possesses adequate time to attend to our interests, it is possible that the demands on Mr. Pozzoni from his other obligations could increase with the result that he may no longer be able to devote sufficient time to the management of our business. In addition, Mr. Pozzoni may not possess sufficient time for our business if the demands of managing our business increased substantially beyond current levels.

     BECAUSE WE HAVE NOT COMMENCED BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE. We have not begun the initial stages of exploration on the leased property. We have no way to evaluate the likelihood that we will either discover commercial quantities of natural gas or be able to operate the business successfully should such quantities of natural gas be found. Falcon has not earned any revenues since inception on March 1, 2004. Readers of this report on Form 8-K should be aware of the difficulties normally encountered by new natural gas exploration companies such as Falcon, and the high rate of failure of such enterprises. Falcon's likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the leased property that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates.

     Prior to completion of our exploration activities, we anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from the exploration of our leased property and the production of natural gas thereon, we will not be able to earn profits or continue operations.

     There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we cannot provide investors with any assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

     BECAUSE OF THE SPECULATIVE NATURE OF NATURAL GAS EXPLORATION, THERE IS SUBSTANTIAL RISK THAT NO COMMERCIALLY EXPLOITABLE NATURAL GAS WILL BE FOUND AND THAT THIS BUSINESS WILL FAIL. The search for commercial quantities of natural gas as a business is extremely risky. We cannot provide investors with any assurance that the leased property contains commercially exploitable quantities of natural gas. The exploration expenditures to be made by us may not result in the discovery of commercial quantities of natural gas. Problems such as unusual or unexpected formations and other conditions are involved in natural gas exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

     BECAUSE OF THE INHERENT DANGERS INVOLVED IN NATURAL GAS EXPLORATION, THERE IS A RISK THAT WE MAY INCUR LIABILITY OR DAMAGES AS WE CONDUCT OUR BUSINESS. The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, explosions and other hazards against which we cannot insure or against which we may elect not to insure. The payment of such liabilities may have a material adverse effect on our financial position.

     EVEN IF WE DISCOVER COMMERCIAL QUANTITIES OF NATURAL GAS ON THE LEASED PROPERTIES, WE MAY NOT BE ABLE TO SUCCESSFULLY OBTAIN COMMERCIAL PRODUCTION. The leased property does not contain any proven natural gas reserves. If our exploration programs are successful in establishing commercial quantities of natural gas, we will require additional funds in order to place the leased property into production. At this time we cannot provide investors with any assurance that we would be able to obtain such financing if required

     BECAUSE MR. MASSIMILIANO POZZONI, OWNS 22.8% OF OUR OUTSTANDING COMMON STOCK, HE WILL HAVE A SIGNIFICANT INFLUENCE OVER CORPORATE DECISIONS THAT MAY BE DISADVANTAGEOUS TO OTHER MINORITY SHAREHOLDERS. Massimiliano Pozzoni, a director of the Company, owns approximately 22.8% of the outstanding shares of our common stock. Accordingly, he will have a significant influence in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. The interests of Mr. Pozzoni may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders. The next largest shareholder owns 4.7% and their ability to influence the Company is limited.

     IF THERE'S A MARKET FOR OUR COMMON STOCK, OUR STOCK PRICE MAY BE VOLATILE. If there's a market for our common stock, we anticipate that such market would be subject to wide fluctuations in response to several factors, including, but not limited to:

     (1)     actual or anticipated variations in our results of operations;
     (2)     our ability or inability to generate new revenues;
     (3)     increased competition; and
     (4)     conditions and trends in the natural gas industry.

Further, because our common stock is traded on the NASD over the counter bulletin board, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

ITEM  5.          OTHER  EVENTS

     In contemplation of the acquisition of Falcon and the change in focus of the Registrant's business, the Registrant changed its name effective April 12, 2004, to Falcon Natural Gas Corp. At the same time, the Registrant affected a 5:1 forward stock split, and reauthorized Two Hundred Million (200,000,000) shares of common stock with a par value of $0.00001 per share. As a result of the name change, the Registrant's common stock trades under the new stock symbol "FNGC". In addition, the former directors and officers of the Registrant resigned and Massimiliano Pozzoni, the director and officer of Falcon, became the sole director and the President, Secretary and Treasurer of the Registrant.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

     Financial  statements  for  Falcon  Natural  Gas  Corporation.

     (c)  Financial  Statements  of  Business  Acquired  To  Be  Provided

     (d)  Pro  Forma  Financial  Information  To  Be  provided

     (e)  Exhibits:

2.1     Exchange  Agreement

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Falcon Natural Gas Corp.


May 7, 2004


/s/ Massimiliano Pozzoni
------------------------------------------
Massimiliano Pozzoni
Chief Executive Officer

Exhibit 2.1





                               EXCHANGE AGREEMENT

                                     Between

                            FALCON NATURAL GAS CORP.

                                       and

                         FALCON NATURAL GAS CORPORATION




                              Dated April 16, 2004

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of this 16th day of April, 2004, by and between FALCON NATURAL GAS CORP., a Nevada corporation (hereinafter referred to as the "Company"), FALCON NATURAL GAS CORPORATION, a Nevada corporation (hereinafter referred to as "Falcon"), and the persons executing this Agreement listed on the signature page hereto (referred to collectively as "Falcon Shareholders") who own one hundred percent (100%) of the outstanding shares of Falcon, upon the following premises:

                                    Premises.
                                    --------

     WHEREAS, the Falcon Shareholders own one hundred percent (100%) of the issued and outstanding shares of the capital stock of Falcon;

     WHEREAS, the Company is a publicly held corporation whose common stock is quoted on the OTC Bulletin Board under the symbol "FNGC";

     WHEREAS, Falcon is a privately held corporation organized under the laws of Nevada;

     WHEREAS, the Company desires to acquire 100% of the issued and outstanding shares of Common Stock of Falcon in exchange for unissued shares of its Common Stock (the "Common Stock") (the "Exchange Offer"), so that Falcon will become a wholly owned subsidiary of the Company; and

     WHEREAS, Falcon Shareholders desire to exchange all of their shares of capital stock of Falcon solely in exchange for the shares of authorized but unissued Common Stock, $.00001 par value, of the Company.


                                    Agreement
                                    ---------

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:


                                    ARTICLE I

              REPRESENTATIONS, COVENANTS, AND WARRANTIES OF FALCON
                          AND THE FALCON SHAREHOLDERS

     As an inducement to and to obtain the reliance of the Company, except as set forth on the Falcon Schedules (as hereinafter defined), Falcon and the Falcon Shareholders represent and warrant as follows:

     Section  1.01     Organization.  Falcon  is  a  corporation duly organized,
                       ------------
validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the Falcon Schedules are complete and correct copies of the Articles of Incorporation and Bylaws of Falcon as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Falcon's Articles of Incorporation or Bylaws. Falcon has taken all actions required by law, its Articles of Incorporation, or otherwise to authorize the execution and delivery of this Agreement. Falcon has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, and otherwise to consummate the transactions herein contemplated.

     Section  1.02     Capitalization.  The  authorized capitalization of Falcon
                       --------------
consists of 75,000,000 shares of common stock, of which 20,900,000 shares are currently issued and outstanding and no shares of preferred stock. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section  1.03     Subsidiaries  and  Predecessor Corporations.  Falcon does
                       ------------------------------------------
not have any predecessor corporation(s) or subsidiary(ies), and does not own, beneficially or of record, any shares of any other corporation, unless otherwise disclosed to the Company in writing.

     Section 1.04     Other Information.
                      -----------------

     (a) Except as otherwise provided in the Falcon Schedules, Falcon has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (b) Falcon has filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

     (c) The books and records of Falcon are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     (d) Falcon has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise in excess of Twenty-Five Thousand Dollars
($25,000),  except  as  disclosed  in  writing  to the Company on Schedule 1.04.

     Section  1.05     Information.  The information concerning Falcon set forth
                       -----------
in this Agreement and in the Falcon Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, Falcon has fully disclosed in writing to the Company (through this Agreement or the Falcon Schedules) all information relating to matters involving Falcon or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than Twenty-Five Thousand Dollars ($25,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of Falcon, or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on Falcon, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section  1.06     Options or Warrants.  Except as otherwise provided, there
                       -------------------
are no existing options, warrants, calls, or commitments of Falcon of any character relating to the authorized and unissued Falcon common stock, except options, warrants, calls or commitments, if any, to which Falcon is not a party and by which it is not bound.

     Section 1.07     Absence of Certain Changes or Events.  Except as set forth
                      ------------------------------------
in  this  Agreement  or  the Falcon Schedules, since inception on March 1, 2004:

     (a) there has not been (i) any material adverse change in the proposed business, operations, properties, assets, or condition of Falcon or (ii) any damage, destruction, or loss to Falcon (whether or not covered by insurance) materially and adversely affecting the business or financial condition of Falcon;

     (b)     Falcon has not (i) amended its Articles of Incorporation or Bylaws;
(ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Falcon; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceeds Ten Thousand Dollars ($10,000); or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

      (c) Falcon has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) in excess of $25,000 except as disclosed herein and except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities, and current liabilities incurred in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than Twenty-Five Thousand Dollars ($25,000)), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than Twenty-Five Thousand Dollars ($25,000)); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Falcon; and

     (d) To the best knowledge of Falcon, Falcon has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Falcon.

     Section  1.08     Title  and Related Matters.  No third party has any right
                       --------------------------
to, and Falcon has not received any notice of infringement of or conflict with asserted rights of others with respect to, any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the proposed business, operations, financial condition, income, or business prospects of Falcon or any material portion of its properties, assets, or rights.

     Section 1.09     Litigation and Proceedings.  Except as otherwise provided,
                      --------------------------
there are no actions, suits, or proceedings pending or, to the knowledge of Falcon after reasonable investigation, threatened by or against Falcon or affecting Falcon or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Falcon does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

      Section  1.10     Contracts.
                        ---------

     (a) There are no material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which Falcon is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement and (ii) involves aggregate obligations of at least Twenty-Five Thousand Dollars ($25,000) unless otherwise disclosed pursuant to this Agreement;

     (b) All contracts, agreements, franchises, license agreements, and other commitments, if any, to which Falcon is a party and which are material to the operations of Falcon taken as a whole are valid and enforceable by Falcon in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

      (c) Falcon is not a party to or bound by, and the properties of Falcon are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of Falcon; and

     (d) Except as included or described in the Falcon Schedules, Falcon is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice;
(ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which Falcon is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one (1) year or providing for payments in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of Falcon.

     Section  1.11     Material  Contract Defaults.  Falcon is not in default in
                       ---------------------------
any material respect under the terms of any outstanding material contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of Falcon and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Falcon has not taken adequate steps to prevent such a default from occurring.

     Section 1.12     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Falcon is a party or to which any of its properties or operations are subject.

     Section  1.13     Governmental  Authorizations.  Except as set forth in the
                       ----------------------------
Falcon Schedules, Falcon has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Falcon of this Agreement and the consummation by Falcon of the transactions contemplated hereby.

     Section 1.14     Compliance With Laws and Regulations.  Except as set forth
                      ------------------------------------
in the Falcon Schedules, to the best of its knowledge Falcon has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Falcon or except to the extent that noncompliance would not result in the occurrence of any material liability for Falcon.

     Section  1.15     Approval  of Agreement.  The Board of Directors of Falcon
                       ----------------------
has authorized the execution and delivery of this Agreement by Falcon and has approved this Agreement and the transactions contemplated hereby, and will recommend to the Falcon Shareholders that the Exchange Offer be accepted by them.

     Section  1.16     Material  Transactions or Affiliations.  Set forth in the
                       --------------------------------------
Falcon Schedules is a description, if applicable, of every contract, agreement, or arrangement between Falcon and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by Falcon to own beneficially, five percent (5%) or more of the issued and outstanding common stock of Falcon and which is to be performed in whole or in part after the date hereof or which was entered into not more than three (3) years prior to the date hereof. Except as disclosed in the Falcon Schedules or otherwise disclosed herein, no officer, director, or five percent (5%) shareholder of Falcon has, or has had since inception of Falcon, any known interest, direct or indirect, in any transaction with Falcon which was material to the business of Falcon. There are no commitments by Falcon, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section  1.17     Falcon Schedules.  Falcon will deliver to the Company the
                       ----------------
following schedules, if such schedules are applicable to the business of Falcon, which are collectively referred to as the " Falcon Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of Falcon as complete, true, and correct as of the date of this Agreement in all material respects:

     (a) a schedule containing complete and correct copies of the Articles of Incorporation in effect as of the date of this Agreement;

     (b) a schedule containing complete and correct copies of the Bylaws of Falcon in effect as of the date of this Agreement;

     (c) a schedule containing any Corporate Resolutions of the Shareholders of Falcon;

     (d) a schedule containing Minutes of meetings of the Board of Directors of Falcon;

     (e) a schedule containing a list indicating the name and address of each shareholder of Falcon together with the number of shares owned by him, her or it; and

     (f) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by Falcon.

     Falcon shall cause the Falcon Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by Falcon. Falcon shall have until April 30, 2004 to provide such schedules. If Falcon cannot or fails to do so, or if the Company acting reasonably finds any such schedules or updates provided after the date hereof to be unacceptable according to the criteria set forth herein, the Company may terminate this Agreement by giving written notice to Falcon within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, the Company may consider a disclosure in the Falcon Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial condition of Falcon, taken as a whole.

     Section  1.18     Valid  Obligation.  This Agreement and all agreements and
                       -----------------
other documents executed by Falcon in connection herewith constitute the valid and binding obligation of Falcon, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section  1.19     Acquisition of the Shares by the Falcon Shareholders. The
                       ----------------------------------------------------
Falcon Shareholders are acquiring the Shares for their own account without the participation of any other person and with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares, or any portion thereof, and not with a view to, or for resale in connection with, any distribution of the Shares, or any portion thereof. The Falcon Shareholders have read, understand and consulted with their legal counsel regarding the limitations and requirements of Section 5 of the 1933 Act. The Falcon Shareholders will offer, sell, pledge, convey or otherwise transfer the Shares, or any portion thereof, only if: (i) pursuant to an effective registration statement under the 1933 Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the 1933 Act and such laws; or (ii) pursuant to a valid exemption from registration.

     Section  1.20     Exemption  from  Registration.  The  Exchange  and  the
                       ------------------------------
transactions contemplated thereby, meet an exemption from registration pursuant to Rule 506 of Regulation D promulgated under the 1933 Act.


                                   ARTICLE II

            REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

     As an inducement to, and to obtain the reliance of Falcon and the Falcon Shareholders, except as set forth in the Company Schedules (as hereinafter defined), the Company represents and warrants as follows:

     Section  2.01     Organization.  The  Company  is  a  corporation  duly
                       ------------
organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Company Schedules are complete and correct copies of the Articles of Incorporation and Bylaws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company's Articles of Incorporation or Bylaws. The Company has taken all action required by law, its Articles of Incorporation, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, Bylaws, or otherwise to consummate the transactions herein contemplated.

     Section  2.02     Capitalization.  The  Company  is  authorized  to  issue
                       --------------
200,000,000 shares of Common Stock, par value $.00001 per share, of which 45,000,000 post 5:1 forward split ("Post-Split") shares will be issued and outstanding on the closing date prior to the issuance of the shares to the Falcon Shareholders as set forth in Section 3.01(ii), as defined herein, and no shares of preferred stock. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. On March 30, prior to the execution of this Agreement, the Company amended its articles of incorporation to change its name from Countryside Review Inc. to Falcon Natural Gas Corp. At that time, the Company also amended its capitalization to reflect a 5:1 forward stock split, to reauthorize 200,000,000 shares of Common Stock and to reauthorize the par value $.00001 per share of Common Stock.

     Section  2.03     Subsidiaries  and  Predecessor Corporations.  The Company
                       -------------------------------------------
does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

     Section  2.04     Financial  Statements.
                       ---------------------

     (a) Included in the Company Schedules are (i) the audited balance sheets of the Company and the related statements of operations and cash flows as of and for the twelve (12) months ended December 31, 2003, and (ii) the unaudited balance sheets of the Company and the related statements of operations and cash flows for the three (3) months ended March 31, 2004.

     (b) All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Company balance sheets present fairly as of their respective dates the financial condition of the Company. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, the Company had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of the Company, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

     (c) The Company has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (d) The books and records, financial and otherwise, of the Company are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

     (e) All of the Company's assets are reflected on its financial statements, and, except as set forth in the Company Schedules or the financial statements of the Company or the notes thereto, the Company has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section  2.05     Information.  The  information concerning the Company set
                       -----------
forth in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Company has fully disclosed in writing to Falcon (through this Agreement or the Company Schedules) all information relating to matters involving the Company or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than One Thousand Dollars ($1,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of the Company or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on the Company, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section  2.06     Options  or  Warrants.  There  are  no  existing options,
                       ---------------------
warrants, calls, or commitments of any character relating to the authorized and unissued stock of the Company.

     Section 2.07     Absence of Certain Changes or Events.  Except as disclosed
                      ------------------------------------
in Schedule 2.07, or permitted in writing by Falcon, since the date of the most recent Company balance sheet:

     (a) there has not been (i) any material adverse change in the business, operations, properties, assets or condition of the Company or (ii) any damage, destruction or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of the Company;

     (b) The Company has not and will not (i) amend its Articles of Incorporation or Bylaws except to complete the performance of the Company as set forth herein; (ii) declare or make, or agree to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchase or redeem, or agree to purchase or redeem, any of its capital stock;
(iii) waive any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company;
(iv) make any material change in its method of management, operation, or accounting; (v) enter into any transaction or agreement other than in the ordinary course of business; (vi) make any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increase the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed One Thousand Dollars ($1,000); or (viii) make any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

      (c) The Company has not (i) granted or agreed to grant any options or warrants; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent Company balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than One Thousand Dollars ($1,000)), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than One Thousand Dollars ($1,000)); and (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company; and

     (d) The Company has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company.

     Section  2.08     Title  and  Related  Matters.  The  Company  has good and
                       ----------------------------
marketable title to all of its properties, inventory, interest in properties, and assets, real and personal, which are reflected in the most recent Company balance sheet or acquired after that date (except properties, inventory, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the Company Schedules. Except as set forth in the Company Schedules, the Company owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with the Company's business. Except as set forth in the Company Schedules, no third party has any right to, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of the Company or any material portion of its properties, assets, or rights.

     Section  2.09     Litigation and Proceedings.  There are no actions, suits,
                       --------------------------
proceedings or investigations pending or, to the knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality, or any circumstance which after reasonable investigation would result in the discovery of such default.

     Section  2.10     Contracts.
                       ---------

     (a) The Company is not a party to, and its assets, products, technology and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral.

     (b) All contracts, agreements, franchises, license agreements, and other commitments to which the Company is a party or by which its properties are bound and which are material to the operations of the Company taken as a whole are valid and enforceable by the Company in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (c) The Company is not a party to or bound by, and the properties of the Company are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of the Company; and

      (d) Except as included or described in the Company Schedules or reflected in the most recent Company balance sheet, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which the Company is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of the Company.

     Section 2.11     Material Contract Defaults.  The Company is not in default
                      --------------------------
in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of the Company and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

     Section 2.12     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets or operations are subject.

     Section  2.13     Governmental  Authorizations.  The  Company  has  all
                       ----------------------------
licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

     Section  2.14     Compliance With Laws and Regulations.  To the best of its
                       ------------------------------------
knowledge, the Company has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports, filings and schedules to date with federal and state securities authorities.

     Section  2.15     Approval  of  Agreement.  The  Board  of Directors of the
                       -----------------------
Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

     Section  2.16     Material  Transactions  or  Affiliations.  Except  as
                       ----------------------------------------
disclosed herein and in the Company Schedules, there exists no contract, agreement or arrangement between the Company and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by the Company to own beneficially, five percent (5%) or more of the issued and outstanding Common Stock of the Company and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor five percent (5%) shareholder of the Company has, or has had since inception of the Company, any known interest, direct or indirect, in any such transaction with the Company which was material to the business of the Company. The Company has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 2.17     The Company Schedules.  Within ten (10) days following the
                      ---------------------
Closing, the Company will deliver to Falcon the following schedules, which are collectively referred to as the "Company Schedules" and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of the Company to be complete, true, and accurate in all material respects as of the date of this Agreement:

     (a) a schedule containing complete and accurate copies of the Articles of Incorporation and Bylaws of the Company as in effect as of the date of this Agreement;

     (b) a schedule containing the financial statements of the Company identified herein;

     (c) a certified list from the Company's Transfer Agent setting forth the name and address of each shareholder of the Company together with the number of shares owned by him, her or it;

     (d) a schedule containing a description of all real property owned by the Company, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

     (e) copies of all licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which the Company carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of the Company);

     (f) a schedule listing the accounts receivable and notes and other obligations receivable of the Company as of March 31, 2003, or thereafter other than in the ordinary course of business of the Company, indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments which are in the aggregate material and due to or claimed by such debtor;

     (g) a schedule listing the accounts payable and notes and other obligations payable of the Company as of March 31, 2003, or that arose thereafter other than in the ordinary course of the business of the Company, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due to or claimed by the Company respecting such obligations;

     (h) a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of the Company since March 31, 2003; and

     (i) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Company Schedules by Sections 2.01 through 2.24.

     The Company shall cause the Company Schedules and the instruments and data delivered to Falcon hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     If the Company cannot or fails to provide the schedules required by this Section, or if Falcon or the Falcon Shareholders find any such schedules or updates provided after the date hereof to be unacceptable, Falcon or the Falcon Shareholders may terminate this Agreement by giving written notice to the Company within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, the Falcon may consider a disclosure in the Company Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial condition of the Company, taken as a whole.

     Section  2.18     Valid  Obligation.  This Agreement and all agreements and
                       -----------------
other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section  2.19     Liabilities.   The Company acknowledges that it will have
                       -----------
no  liabilities  outstanding  on  the  Closing  Date.

     Section  2.20     Reporting  Requirements  of  the Company.  The Company is
                       ----------------------------------------
subject to the reporting and filing requirements of the Securities Exchange Act of 1934 ("the Exchange Act') including (1) the periodic reporting requirements and (2) the Proxy Rules set forth thereunder. The Company and its officers, directors, and beneficial owners are subject to the provisions of the Exchange Act Section 16 relating to short-swing profit recapture, reports of beneficial ownership and short sale prohibitions and the Company and its officers, directors, and beneficial owners have timely complied in all respects with the filing requirements of the Exchange Act.

     Section 2.21     Quotation on the OTC Bulletin Board.  The Company's Common
                      -----------------------------------
Stock is quoted on the OTC Bulletin Board under the symbol "FNGC" and the Company will retain such quotation on the OTC Bulletin Board until the Closing of the transactions contemplated herein.

Section  2.22     Approval  of  the Exchange by the Company's Shareholders.  The
                  --------------------------------------------------------
transactions contemplated by this Agreement do not require the approval of the Company's shareholders and the Company is not required to file a Schedule 14A or 14C with the Securities and Exchange Commission as a result of this Agreement.

     Section 2.23 The Directors of the Company shall have approved the Exchange Offer and the related transactions described herein.

     Section 2.24 Approval of the Exchange Offer and related transactions by the Company's Shareholders is not required by Nevada law or the Company's Articles of Incorporation or Bylaws or any amendments thereto.


                                  ARTICLE III

                                PLAN OF EXCHANGE

     Section  3.01     The  Exchange.  (i)  On  the  terms  and  subject  to the
                       -------------
conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.02), each Falcon Shareholder who shall elect to accept the Exchange Offer described herein shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the number of shares of common stock of Falcon set forth herein, in the aggregate constituting 100% of the issued and outstanding shares of common stock of Falcon. After the acquisition of 100% of the outstanding shares of Falcon, Falcon shall become a wholly owned subsidiary of the Company.

     Section 3.01(ii) The Falcon Shareholders will receive One (1) share of the Company's common stock for every one (1) share of Falcon common stock held or an aggregate amount of 20,900,000 Post-Split shares of the Company's Common Stock. Following the execution of this Agreement, the Falcon Shareholders shall own 20,900,000 Post-Split shares out of 65,900,000 Post-Split shares outstanding in the Company, representing Thirty-One and Seven Tenths Percent (31.7%) of the Company's then outstanding Common Stock.

     Section  3.02     Closing.  The  closing  ("Closing")  of  the  transaction
                       -------
contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date") but not later than April 16, 2004, subject to the right of the Company and Falcon to extend such Closing Date.
Such Closing shall take place at a mutually agreeable time and place. At Closing, or immediately thereafter, the following will occur:

     a) The Falcon Shareholders shall surrender the certificates evidencing 100% of the shares of Falcon stock, duly endorsed with Medallion
          Guaranteed stock powers so as to make the Company the sole owner thereof;
     b) The Company will issue and deliver 20,900,000 newly issued Post-Split treasury shares of the Company's Common Stock in the name of the Falcon Shareholders in accordance with this Agreement;
     c) At Closing, two (2) of the existing three (3) Directors of the Company shall resign and contemporaneously therewith the remaining Company director shall appoint Massimiliano Pozzoni to the Board of Directors to fill a vacancy created by such resignations, and thereafter, such remaining director shall resign; and
     d) At the Closing, the Company, Falcon and each of the Falcon Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. Among other things, the Company shall provide an opinion of counsel acceptable to Falcon as to such matters as Falcon may reasonably request, which shall include, but not be limited to, a statement, to the effect that to such counsel's best knowledge, after reasonable investigation, from inception until the Closing Date, the Company has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability (such compliance including, but not being limited to, the filing of all reports to date with federal and state securities authorities).

     Section  3.03     Name  Change.  Prior  to the Closing, the Company changed
                       -------------
its name from Countryside Review Inc. to Falcon Natural Gas Corp., pursuant to a Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on March 30, 2004.

     Section  3.04     Tradability  of Shares. The shares of the Common Stock of
                       ----------------------
the Company to be issued to the Falcon Shareholders have not been registered under the 1933 Act, nor registered under any state securities law, and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The shares to be issued to the Falcon Shareholders will bear the following restrictive legend:
"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

     Section  3.05     Anti-Dilution.  The  number  of  shares  of the Company's
                       -------------
Common Stock issuable upon the Exchange Offer shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Company's Common Stock which may occur (i) between the date of the execution of this Agreement and the Closing Date.

     Section  3.06     Termination.
                       -----------

     (a) This Agreement may be terminated by the Board of Directors of either the Company or Falcon or by the Falcon Shareholders at any time prior to the Closing Date if:

          (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange;

          (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions (which does not include the Securities and Exchange Commission) or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the Exchange; or

          (iii) if less than eighty percent (80%) of the Falcon Shareholders agree to the Exchange Offer.

In the event of termination pursuant to this paragraph, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

     (b) This Agreement may be terminated by the Board of Directors of the Company at any time prior to the Closing Date if:

          (i) the Board of Directors of the Company determines in good faith that one or more of the Company's conditions to Closing has not occurred, through no fault of the Company.

          (ii)  The  Company  takes  the termination action specified in Section
     1.17 as a result of Falcon Schedules or updates thereto which the Company finds unacceptable; or

          (iii) Falcon shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Falcon contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that Falcon shall bear the costs in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities to be issued in the Exchange under the registration requirements, or exemption from the registration requirements, of state and federal securities laws.

     (c) This Agreement may be terminated by the Board of Directors of Falcon or by the Falcon Shareholders at any time prior to the Closing Date if:

          (i) there shall have been any change after the date of the latest balance sheet of the Company in the assets, properties, business or financial condition of the Company which could have a material adverse effect on the financial statements of the Company listed in Section 2.04(a) and 2.04(b) taken as a whole, except any changes disclosed in the Company Schedules;

          (ii) the Board of Directors of Falcon determines in good faith that one or more of Falcon's conditions to Closing has not occurred, through no fault of Falcon;

          (iii) Falcon takes the termination action specified in Section 2.17 as a result of the Company Schedules or updates thereto which Falcon finds unacceptable;

          (iv) on or before April 16, 2004, if Falcon notifies the Company that Falcon's investigation pursuant to Section 4.01 below has uncovered information which it finds unacceptable by the same criteria set forth herein; or

          (v) The Company shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of the Company contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

     No revenue ruling or opinion of counsel will be sought as to the tax-free nature of the subject Exchange and such tax treatment is not a condition to Closing herein.


                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section  4.01     Access to Properties and Records.  The Company and Falcon
                       --------------------------------
will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the Company or Falcon, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Company or Falcon, as the case may be, as the other shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. In order that each party may investigate as it may wish the business affairs of the other, each party shall furnish the other during such period with all such information and copies of such documents concerning the affairs of it as the other party may reasonably request, and cause its officer, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to the other parties all material facts affecting its financial condition, business operations, and the conduct of operations. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing
Date), the Company shall provide Falcon with quarterly internally prepared and unaudited financial statements for all periods up to the date of Closing.

     Section  4.02     Delivery  of  Books  and Records.  At the Closing, Falcon
                       --------------------------------
shall deliver to the Company copies of the corporate minute books, books of account, contracts, records, and all other books or documents of Falcon now in the possession of Falcon or its representatives.

     Section  4.03     Third  Party  Consents and Certificates.  The Company and
                       ---------------------------------------
Falcon agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 4.04     Consent of Falcon Shareholders.  Falcon shall use its best
                      ------------------------------
efforts to obtain the consent of all Falcon Shareholders to participate in the Exchange.

     Section  4.05     Exclusive  Dealing  Rights.  Until  5:00  P.M.  Eastern
                       --------------------------
Daylight  Time  on  April  16,  2004.

      (a) In recognition of the substantial time and effort which the Company has spent and will continue to spend in investigating Falcon and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither Falcon, nor any of its officers, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than the Company and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the common stock of Falcon) or similar transactions involving Falcon (all such transactions being referred to as " Falcon Acquisition Transactions"). If Falcon receives any proposal with respect to a Falcon Acquisition Transaction, it will immediately communicate to the Company the fact that it has received such proposal and the principal terms thereof.

     (b) In recognition of the substantial time and effort which Falcon has spent and will continue to spend in investigating the Company and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither the Company, nor any of its officers, employees, representatives, shareholders or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than Falcon and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the Common Stock of the Company or similar transactions involving the Company (all such transactions being referred to as "Company Acquisition Transactions"). If the Company receives any proposal with respect to a Company Acquisition Transaction, it will immediately communicate to Falcon the fact that it has received such proposal and the principal terms thereof.

     Section  4.06     Actions  Prior  to  Closing.
                       ---------------------------

     (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Company Schedules or Falcon Schedules or as permitted or contemplated by this Agreement, the Company and Falcon respectively (subject to paragraph (b) below), will each:

          (i) carry on its business in substantially the same manner as it has heretofore;

          (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

          (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

          (iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

          (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

          (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

     (b) From and after the date of this Agreement until the Closing Date, neither the Company nor Falcon will:

          (i) make any changes in their Articles of Incorporation or Bylaws, except as otherwise provided in this Agreement;

          (ii) take any action described in Section 1.07 in the case of Falcon, or in Section 2.07, in the case of the Company (all except as permitted therein or as disclosed in the applicable party's schedules);

          (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

          (iv) sell any assets or discontinue any operations, sell any shares of capital stock or conduct any similar transactions other than in the ordinary course of business.

     Section  4.07     Indemnification.
                       ---------------

     (a) The Company hereby agrees to indemnify Falcon and each of the officers, agents, and directors of Falcon and each of the Falcon Shareholders as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made by the Company under this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

Section  4.08     Limitation  of  Subsequent  Corporate  Actions.
                  ----------------------------------------------

     It is expressly understood and agreed that the Company, the shareholders of Falcon, and their affiliates will take all steps necessary to ensure that:

     (a) The Company will not enact a reverse split of its Common Stock for a period of twelve (12) months after execution of this Agreement;

     (b) The assets of Falcon, if any, shall remain in the Company as part of its business operations; and

     (c)  The  Company  will  not  switch transfer agents for a period of twelve
          (12)  months  following  the  date  of  execution  of  this Agreement.

Notwithstanding items (a), (b), and (c) the Company may waive such conditions stated above with a written waiver. Other than (a), (b), and (c) of this Section, there are no restrictions upon the Company to inhibit, prevent, limit or restrict the Company from issuing additional securities of any class, preference or type after the date of the Closing.

Section  4.09     Indemnification  of  Subsequent  Corporate  Actions.
                  ---------------------------------------------------

     (a) No officer, director, controlling shareholder, agent or representative of the Company, or any other person currently affiliated with the Company, has offered or agreed to assist in the promotion, market making, development, enhancement, or support of the Company's business, capital raising, or securities market.

     (b) Falcon hereby represents and warrants that it will indemnify and hold harmless any officer, director, controlling shareholder, agent or representative of the Company, or any other person affiliated with the Company, from any decisions, activities, or conduct of the Company contemporaneous with, or subsequent to this Agreement.

     Section  4.10     Audited  Financial  Statements.  The  Company  shall file
                       ------------------------------
audited financial statements of Falcon as required by the Securities and Exchange Commission within seventy-five (75) days from the date of Closing.

     Section  4.11     Blue  Sky  Manual Exemption.  The Company shall file with
                       ----------------------------
Standard & Poor's or Moody's within one hundred twenty (120) days from the date of Closing.


                                    ARTICLE V

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

     The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  5.01     Accuracy of Representations and Performance of Covenants.
                       --------------------------------------------------------
The representations and warranties made by Falcon in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). Falcon shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Falcon prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized executive officer of Falcon and dated the Closing Date, to the foregoing effect.

     Section  5.02     Officer's  Certificate.  The  Company  shall  have  been
                       ----------------------
furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Falcon to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of Falcon threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Falcon Schedules, by or against Falcon, which might result in any material adverse change in any of the assets, properties, business, or operations of Falcon.

     Section  5.03     No  Material  Adverse Change.  Prior to the Closing Date,
                       ----------------------------
there shall not have occurred any material change in the financial condition, business, or operations of Falcon nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 1.17.

     Section  5.04     Approval by Falcon Shareholders.  The Exchange shall have
                       ------------------ ------------
been approved, and shares delivered in accordance with Section 3.01, by the holders of not less than one hundred percent (100%) of the outstanding common stock of Falcon.

     Section  5.05     No  Governmental  Prohibition.  No  order, statute, rule,
                       -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section  5.06     Consents.  All consents, approvals, waivers or amendments
                       --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and Falcon after the Closing Date on the basis as presently operated shall have been obtained.

                                   ARTICLE VI

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF FALCON
                          AND THE FALCON SHAREHOLDERS

     The obligations of Falcon and the Falcon Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  6.01     Accuracy of Representations and Performance of Covenants.
                       --------------------------------------------------------
The representations and warranties made by the Company in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, the Company shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company and shall have satisfied all conditions set forth herein prior to or at the Closing. Falcon shall have been furnished with a certificate, signed by duly authorized executive officers of the Company and dated the Closing Date, to the foregoing effect.

     Section  6.02     Officer's  Certificate.  Falcon shall have been furnished
                       ----------------------
with a certificate dated the Closing Date and signed by the duly authorized executive officer of the Company, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of the Company threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Company Schedules, by or against the Company, which might result in any material adverse change in any of the assets, properties or operations of the Company.

     Section  6.03     No  Material  Adverse Change.  Prior to the Closing Date,
                       ----------------------------
there shall not have occurred any change in the financial condition, business or operations of the Company nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 2.17.

     Section  6.04     No  Governmental  Prohibition.  No  order, statute, rule,
                       -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section  6.05     Consents.  All consents, approvals, waivers or amendments
                       --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and Falcon after the Closing Date on the basis as presently operated shall have been obtained.

     Section 6.06     Other Items.  Falcon shall have received further opinions,
                      -----------
documents, certificates, or instruments relating to the transactions contemplated hereby as Falcon may reasonably request.


                                  ARTICLE VII

                                  MISCELLANEOUS

     Section  7.01     No  Bankruptcy  and No Criminal Convictions.  None of the
                       -------------------------------------------
Parties to the Agreement, nor their officers, directors or affiliates, promoters, beneficial shareholders or control persons, nor any predecessor thereof have been subject to the following:

          (a) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer within the past five (5) years;

          (b) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (c) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

          (d) Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "SEC") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Section  7.02     Broker/Finder's Fee.  No broker's or finder's fee will be
                       -------------------
paid in connection with the transaction contemplated by this Agreement other than fees payable to persons registered as broker-dealers pursuant to Section 15 of the Securities Exchange Act of 1934. The Company and Falcon agree that, except as set forth herein and on Schedule 7.02 attached hereto, there were no brokers or finders involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. The Company and Falcon each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section  7.03     Governing  Law  and Arbitration.  This Agreement shall be
                       -------------------------------
governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Texas without giving effect to principles of conflicts of law thereunder. All controversies, disputes or claims arising out of or relating to this Agreement shall be resolved by binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. All arbitrators shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an "expert" with respect to such subject matter. The governing law for the purposes of any arbitration arising hereunder shall be in Texas. The prevailing party shall be entitled to receive its reasonable attorney's fees and all costs relating to the arbitration. Any award rendered by arbitration shall be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction.

     Section  7.04     Notices.  Any notice or other  communications required or
                       -------
permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

     If  to  the  Company,  to: Falcon  Natural  Gas  Corp.
                                7225  Blenheim  Street
                                Vancouver,  British  Columbia,  Canada  V6N  1S2

     If  to  Falcon,  to:       Falcon  Natural  Gas  Corporation
                                Westchase  Center
                                2500  Citywest  Boulevard,  Suite  300
                                Houston,  Texas  77042

     With  copies  to:          David  M.  Loev,  Attorney  at  Law
                                2777  Allen  Parkway
                                Suite  1000
                                Houston,  Texas  77019

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

     Section  7.05     Attorney's  Fees.  In  the  event  that  either  party
                       ----------------
institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section  7.06     Confidentiality.  Each party hereto agrees with the other
                       ---------------
that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

     Section  7.07     Public  Announcements  and  Filings.  Unless  required by
                       -----------------------------------
applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

     Section  7.08     Schedules; Knowledge. Each party is presumed to have full
                       ---------------------
knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section  7.09     Third  Party  Beneficiaries.  This  contract  is strictly
                       ---------------------------
between the Company and Falcon and the Falcon Shareholders, and, except as specifically provided, no director, officer, stockholder (other than the Falcon Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.10     Expenses.  The Company and Falcon each hereto agree to pay
                      ---------
its own costs and expenses incurred in negotiating this Agreement including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby, and those costs and expenses incurred in consummating the transactions described herein.

     Section  7.11     Entire  Agreement.  This  Agreement represents the entire
                       -----------------
agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

     Section  7.12     Survival;  Termination.  The representations, warranties,
                       ----------------------
and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two (2) years.

     Section  7.13     Counterparts.  This Agreement may be executed in multiple
                       ------------
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.


     Section  7.14     Amendment  or  Waiver.  Every  right  and remedy provided
                       ---------------------
herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section  7.15     Best Efforts.  Subject to the terms and conditions herein
                       ------------
provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

     Section  7.16     Faxed  Copies.  For  purposes  of this Agreement, a faxed
                       -------------
signature  will  constitute  an  original  signature.

     Section  7.17     Severability.  The invalidity or  unenforceability of any
                       ------------
term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

                              FALCON  NATURAL  GAS  CORP.


                              BY: /s/ Doug Berry
                                  -----------------------------
                                  Doug  Berry,  President


                              FALCON  NATURAL  GAS  CORPORATION


                              BY: /s/ Massimiliano Pozzoni
                                  -----------------------------
                                  Massimiliano  Pozzoni,  President


FALCON SHAREHOLDERS:


/s/ Tamara Gschaider
----------------------------
Tamara Gschaider
3,100,000 shares


/s/ Monika Shehata
----------------------------
Monika Shehata
2,400,000 shares


West Avenue Holdings Limited


By:
    ----------------------------
Its:
    ----------------------------
2,300,000 shares



/s/ Michael Shapiro
----------------------------
Michael Shapiro
2,200,000 shares


/s/ Anne Jenkins
----------------------------
Anne Jenkins
1,500,000 shares


/s/ Franc Petan
----------------------------
Franc Petan
1,500,000 shares


/s/ Robert Jenkins
----------------------------
Robert Jenkins
1,250,000 shares


/s/ Ryan Jenkins
----------------------------
Ryan Jenkins
1,250,000 shares


/s/ Jenny Shin
----------------------------
Jenny Shin
1,250,000 shares


Argyle Energy, Inc.


By:  Robert Burr
    ----------------------------
Its: President
    ----------------------------
900,000 shares


Arete Capital Corp.


By:  David Rowe
    ----------------------------
Its: President
    ----------------------------
750,000 shares


/s/ Nebojsa Boljanic
----------------------------
Nebojsa Boljanic
750,000 shares


/s/ George Drazenovic
----------------------------
George Drazenovic
750,000 shares